LOCK-UP / LEAK-OUT AGREEMENT

THIS LOCK-UP/LEAK-OUT AGREEMENT (the “Agreement”) is made and entered into between KonaTel, Inc., a Delaware corporation (the “Company”), and the undersigned person listed on the Counterpart Signature Page hereof (the “Shareholder”), effective as of the closing of the Merger Agreement (as defined below) (the “Effective Date”).  For all purposes of this Agreement, “Shareholder” includes any “affiliate,” controlling person of the Shareholder, agent, representative or other person with whom the Shareholder is or may be deemed to be acting in concert in connection with any sales of Common Stock (as defined below) of the Company.

RECITALS:

WHEREAS, the Company; KonaTel Acquisition Corp., a Nevada corporation and wholly-owned subsidiary of the Company (“Merger Subsidiary”); Apeiron Systems, Inc., a Nevada corporation (“Apeiron”); Joshua Ploude (“Ploude”) and Vyacheslav Yanson (“Yanson”), jointly and severally, intend to complete an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which Merger Subsidiary will  merge with and into Apeiron with Apeiron being the surviving entity and whereby the Company will acquire all of the outstanding securities or other equity interests in Apeiron and Apeiron will become a wholly-owned subsidiary of the Company; and

WHEREAS, it is intended that the shares of common stock of the Company covered by this Agreement shall include the common stock currently owned by the Shareholder and represented by the stock certificate(s) (or any successor stock certificate(s) issued on the transfer of such stock certificate(s) described on the Counterpart Signature Page hereof or otherwise; and any shares of $0.001 mill par value common stock of the Company acquired by the Shareholder under the Merger Agreement or subsequent to the Effective Date (the “Common Stock”); and

WHEREAS, the execution and delivery of this Agreement is a condition to the closing of the Merger Agreement; and

WHEREAS, the Company and the Shareholder understand that the Shareholder’s failure to comply with the terms and conditions of this Agreement could have substantial adverse consequences to the Company, its shareholders and any public trading market for the Company’s Common Stock that cannot be reasonably measured or determined at this time; and

WHEREAS, except as otherwise provided herein, to the extent that any shares of the Common Stock covered hereby are subject to that certain Shareholder Voting Agreement to be entered into as of the closing of the Merger Agreement, by and among the Company, Merger Subsidiary and Apeiron and the respective “Apeiron Shareholders” (as defined in the Merger Agreement), such shares of Common Stock shall remain subject to such Shareholder Voting Agreement;

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, the Company and the Shareholder do hereby agree as follows:

1.

Subject to compliance with all of the applicable provisions of the United States Securities and Exchange Commission (the “SEC”) Rule 144 as now in effect or hereafter amended, including SEC interpretations thereof, or an effective S-1 Registration Statement filed with the SEC under the Securities Act of 1933, as amended (the “Securities Act”), which is accompanied by a “current” Resale Prospectus that includes shares of Common Stock covered hereby that are sought to be publicly sold by a Shareholder through a registered broker-dealer (respectively, a “Registration Statement” and the “Shareholder Broker”), and except as otherwise expressly provided herein, the Shareholder may only sell the Common Stock subject to the following conditions, commencing on the later of six (6) months from the Effective Date (the “Lock-Up Period”); provided, however, the Lock-Out Period shall not cover any Common Stock owned by the Shareholder that is included in a Registration Statement, though the provisions of the Leak-Out Period (as defined below) shall continue to be applicable to the Shareholder and the Common Stock.  Following the Lock-Up Period, the Shareholder may sell the Common Stock as follows (the “Leak-Out Period”):

1.1

The Shareholder shall be allowed to sell in one (1) week, no more than the greater of (i) (5%) of the total shares of the Company publicly traded on any nationally recognized medium of a stature no less than the OTC Pink Tier of the OTC Markets, Inc. (the “OTC Pink Tier”) over the previous ten (10) trading days, or (ii) one percent (1%) of the total outstanding shares of the Company as reported in the Company’s most recently filed SEC report or registration statement in the Edgar Archives of the SEC, divided by thirteen (13) weeks, which number may be updated from time to time, based upon the number of shares reflected as being outstanding in the Company’s most recent SEC filing, on a non-cumulative basis, meaning that if the amount of shares allowed to be sold under this subparagraph are not sold in any specific week, that the unsold amount cannot be cumulated and sold in any subsequent week or weeks with the sale of other shares that are allowed to be sold in a specific week, and that all of such sales be shall made at the “ask” price and not at the “bid” price for the Company’s shares in any applicable public market for such shares. Any sales made by “affiliates” of the Company during the Leak-Out Period are also subject to the standard volume limitations applicable to any “affiliate” of the Company under SEC Rule 144.

1.2

The Shareholder shall not engage in an investment strategy based upon selling these or any other shares of the Company’s Common Stock, whether equity, debt or otherwise, “short,” while the Shareholder’s shares covered hereby remain unsold, and the Shareholder shall not “short” the Company’s Common Stock while any shares of the Company’s Common Stock owned by the Shareholder remain unsold;

1.3

Except as otherwise provided herein (or by operation of law), all Common Stock shall be sold by the Shareholder in “broker’s transactions” and in compliance with the “manner of sale” requirements as those terms are defined in Rule 144 of the SEC during the Leak-Out Period.

1.4

An appropriate legend describing this Agreement shall be imprinted on each stock certificate representing Common Stock covered hereby, and the transfer records of the Company’s transfer agent shall reflect such resale restrictions.

2.

The delivery of a duly executed copy of this Agreement, with the Shareholder’s Broker’s Acknowledgement duly signed by the Shareholder’s Broker, which Broker’s Acknowledgement is contained on the Counterpart Signature Page hereof, shall be satisfactory evidence for all purposes of this Agreement that the Shareholder and the Broker shall comply with the “brokers’ transactions,” “manner of sale” and limitations on the number of shares of Common Stock that can be sold in any applicable period outlined in Section 1.1 hereof and in compliance with all of the terms and conditions of this Agreement, and no further evidence thereof will be required of the Shareholder; provided, however, the Company shall have the right to confirm such compliance with any Shareholder and the Shareholder’s Broker, to the extent that it deems reasonably required or necessary to assure compliance with this Agreement; and provided, however, that the Shareholder can otherwise provide satisfactory evidence to the Company of such compliance, subject to the Company’s acceptance of any such alternative compliance evidence.  Failure by the Shareholder or the Shareholder’s Broker to provide the Company with reasonable evidence of compliance with the terms and provisions of this Agreement on written request by the Company and within ten (10) business days of such written request shall result in the withdrawal of any legal opinion rendered by the Company’s legal counsel respecting the lawful sale of the Shareholder’s Common Stock, with advice thereof to the Shareholder and the Shareholder’s Broker, and if any of the shares of Common Stock then being sold by the Shareholder are being sold in reliance on a Registration Statement, at the option of the Company, such shares of Common Stock may be withdrawn from the Registration Statement,  In any such event, “stop transfer” instructions shall be provided to the Company’s transfer and registrar agent regarding the Shareholder’s Common Stock,

3.

Notwithstanding anything to the contrary set forth herein, the Company may, in its sole discretion and in good faith, at any time and from time to time, waive any of the conditions or restrictions contained herein to increase the liquidity of the Common Stock or if such waiver would otherwise be in the best interests of the development of the public trading market for the Company’s Common Stock.  Unless otherwise agreed, all such waivers shall be pro rata, as to all Shareholders who have executed a Lock-Up/Leak-Out Agreement with the Company in connection with the Merger Agreement, and all such shares of Common Stock shall be subject to sale in accordance will all applicable securities laws, rules and regulations.

4.

In the event of: (a) a completed tender offer to purchase all or substantially all of the Company’s issued and outstanding securities (at least 50.1% or more of the Company’s voting securities); or (b) a merger, consolidation or other reorganization of the Company with or into an unaffiliated entity that results in a change in control of the Company (excluding the Merger Agreement and resulting in a change in control of 50.1% or more of the Company), then this Agreement shall terminate as of the closing of such event, and the Common Stock restrictions on the resale of the Common Stock pursuant hereto shall terminate, though the requirement that all shares of Common Stock shall be subject to sale in accordance will all applicable securities laws, rules and regulations shall continue.

5.

Except as otherwise provided in this Agreement, the Shareholder Voting Agreement, if applicable, or any other agreements between the parties or otherwise, the Shareholder shall be entitled to the beneficial rights of ownership of the Common Stock, including the right to vote the Common Stock for any and all purposes.

6.

The number of shares of Common Stock included in any allotment that can be sold by the Shareholder hereunder shall be appropriately adjusted should the Company declare and effect a dividend or distribution, undergo a forward split or a reverse split or otherwise reclassify its shares of Common Stock.

7.

This Agreement may be executed in any number of counterparts with the same force and effect as if all parties had executed the same document.

8.

All notices, instructions or other communications required or permitted to be given pursuant to this Agreement shall be given in writing and delivered by certified mail, return receipt requested, overnight delivery or hand-delivered to all parties to this Agreement, to the Company, at 13601 Preston Road, #E816, Dallas, Texas 75240 (or the current address of the Company in the SEC Archives as listed in its most recently filed report or registration statement respectively filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or the Securities Act, and to the Shareholder or the Shareholder’s Broker, at the addresses in the Counterpart Signature Page.  All notices shall be deemed to be given on the same day if delivered by hand or on the following business day if sent by overnight delivery or the second business day following the date of mailing.

9.

The resale restrictions on the Common Stock set forth in this Agreement shall be in addition to all other restrictions on transfer imposed by applicable United States and state securities laws, rules and regulations.

10.

The Company or the Shareholder who fails to fully adhere to the terms and conditions of this Agreement shall be liable to every other party to this Agreement for any damages suffered by any party by reason of any such breach of the terms and conditions hereof.  The Shareholder agrees that in the event of a breach of any of the terms and conditions of this Agreement by the Shareholder, that in addition to all other remedies that may be available in law or in equity to the non-defaulting parties, a preliminary and permanent injunction, without bond or surety, and an order of a court requiring such Shareholder to cease and desist from violating the terms and conditions of this Agreement and specifically requiring the Shareholder to perform his/her/its obligations hereunder is fair and reasonable by reason of the inability of the parties to this Agreement to presently determine the type, extent or amount of damages that the Company or any non-defaulting Shareholder may suffer as a result of any breach of the terms and provisions of this Agreement or the continuation thereof.

11.

This Agreement sets forth the entire understanding of the parties hereto with respect to the subject matter hereof and may not be amended except by a written instrument executed by the parties hereto and approved by a majority of the members of the Board of Directors of the Company.

12.

This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts entered into and to be performed wholly within said State; and the Company and the Shareholder agree that any action based upon this Agreement may be brought in the United States federal and state courts situated in Delaware only, and that each shall submit to the jurisdiction of such courts for all purposes hereunder.

13.

In the event of default hereunder, the non-defaulting parties shall be entitled to recover reasonable attorney’s fees incurred in the enforcement of this Agreement.

14.

This Agreement shall be binding upon any successors or assigns of the Common Stock, without qualification.

15.

This Agreement shall terminate on the earlier of: (i) two (2) years from its Effective Date; (ii) the listing of the Company on a nationally recognized exchange of no less significance than the NYSE American; the Nasdaq Capital Market; the Nasdaq Global Market; the Nasdaq Global Select Market; or the New York Stock Exchange; or (iii) on the completion of any event specified in Section 4 hereof.

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IN WITNESS WHEREOF, the undersigned have duly executed and delivered this Agreement as of the respective dates indicated below.

KONATEL, INC.

Date: 12/26/2018

By: /s/ D. Sean McEwen

                                                                                                                        D. Sean McEwen, President and CEO

[The remainder of this page has been intentionally left blank.  Counterpart Signature page follows.]

LOCK-UP/LEAK-OUT AGREEMENT

COUNTERPART SIGNATURE PAGE

This Counterpart Signature Page for that certain Lock-Up/Leak-Out Agreement (the “Agreement”) effective as the above referenced closing of the Merger Agreement (the “Effective Date”), among KonaTel, Inc., a Delaware corporation (the “Company”); and the undersigned, by which the undersigned, through execution and delivery of this Counterpart Signature Page, intends to be legally bound by the terms of the Agreement, as a Shareholder, of the number of shares of the Company set forth below and represented by the stock certificate(s) described below (or otherwise) or any Common Stock acquired after the Effective Date.

SHAREHOLDER:

                                                                 Joshua Ploude

                                                                 5301 Beethoven Street, Suite 170

                                                                        Los Angeles, CA 90066

                                                                #1137 for 6,300,000 shares

                                                                (Stock Certificate No. and Number of Shares)

Date:  12/26/2018                               /s/ Joshua Ploude

      (Signature) (Representative Capacity, if Applicable)

BROKER ACKNOWLEDGEMENT:

(Print Name)

(Street Address)

(City and State)

(Stock Certificate No. and Number of Shares)

Date:

(Signature) (Representative Capacity, if Applicable)

LOCK-UP/LEAK-OUT AGREEMENT

COUNTERPART SIGNATURE PAGE

This Counterpart Signature Page for that certain Lock-Up/Leak-Out Agreement (the “Agreement”) effective as the above referenced closing of the Merger Agreement (the “Effective Date”), among KonaTel, Inc., a Delaware corporation (the “Company”); and the undersigned, by which the undersigned, through execution and delivery of this Counterpart Signature Page, intends to be legally bound by the terms of the Agreement, as a Shareholder, of the number of shares of the Company set forth below and represented by the stock certificate(s) described below (or otherwise) or any Common Stock acquired after the Effective Date.

SHAREHOLDER:

                                                                Vyacheslav Yanson

                                                                 5301 Beethoven Street, Suite 170

                                                                 Los Angeles, CA 90066

                                                                #1138 for 700,000 shares

                                                                (Stock Certificate No. and Number of Shares)

Date:  12/26/2018                               /s/ Vyacheslav Yanson

      (Signature) (Representative Capacity, if Applicable)

BROKER ACKNOWLEDGEMENT:

(Print Name)

(Street Address)

(City and State)

(Stock Certificate No. and Number of Shares)

Date:

(Signature) (Representative Capacity, if Applicable)